UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 14, 2020, Purple Innovation, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Oppenheimer & Co. Inc., as representatives of the several underwriters listed in Schedule A thereto, and the selling stockholder listed in Schedule B thereto (the “Selling Stockholder”), relating to an underwritten secondary public offering of 10,789,372 shares of Class A common stock of the Company, par value $0.0001 (the “Shares”), being sold by the Selling Stockholder (the “Offering”). The Selling Stockholder is InnoHold, LLC, an entity controlled by Tony Pearce and Terry Pearce, who are directors of the Company. The Company will not receive any proceeds from the Offering.

Under the terms of the Underwriting Agreement, the underwriters have a 30-day option period to purchase up to 1,618,405 additional shares of Class A common stock from the Selling Stockholder.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Selling Stockholder and also provides for customary indemnification by each of the Company, the Selling Stockholder and the Underwriters against certain liabilities. The Selling Stockholder and the Company and its executive officers and directors, other than John Legg and Casey McGarvey, have agreed not to sell or transfer any securities of the Company held by them for a period of 60 days from May 14, 2020, subject to limited exceptions.

The Offering is made pursuant to a registration statement on Form S-3 (File No. 333-237045) (including a prospectus) filed with the Securities and Exchange Commission (the “SEC”), which was declared effective by the SEC on May 14, 2020 (the “Initial Registration Statement”), and a registration statement (File No. 333-238279) filed with the Commission on May 14, 2020, pursuant to Rule 462(b) of the Securities Act of 1933 (together with the Initial Registration Statement, the “Registration Statement”), and the preliminary prospectus included in the Registration Statement, and the final prospectus to be filed with the SEC on May 15, 2020. The Offering is expected to close on or about May 19, 2020, subject to satisfaction of customary closing conditions.

The foregoing description of the Underwriting Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the anticipated closing of the Offering. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include the ability of the Company and the Selling Stockholder to satisfy certain conditions to closing on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in the prospectus related to the Offering, our Annual Report on Form 10-K filed with the SEC on March 9, 2020, our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2020 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
Number	Description of Exhibit
1.1	Underwriting Agreement, dated May 14, 2020, by and among Purple Innovation, Inc., BofA Securities, Inc. and Oppenheimer & Co. Inc., as representatives of the several underwriters listed in Schedule A thereto, and the selling stockholder listed in Schedule B thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2020	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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